DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Short-Intermediate Government Fund. For its annual reporting period ended November 30, 1995, your Fund produced a total return of 11.91% per share. * Income dividends of approximately $.732 per share were paid, which is equivalent to a distribution rate per share of 6.61%.**
THE ECONOMY
    Modest economic growth and low inflation have spurred a dramatic, year-long rally in the bond market. In December, the Federal Reserve Board reduced the Fed Funds rate to 5.5%, the second reduction in 1995.
    The economic recovery of the 1990s was productivity-driven. Corporations implemented extraordinary cost control measures that, while dramatically improving bottom line earnings, now contribute to the slow rate of employment growth. Job creation is a significant factor that affects overall consumer spending, and is a major component of economic activity. The slow pace of job creation, currently running at the slowest rate of the post-World War II era, is worrisome. Still, surveys indicate that consumers remain optimistic, despite indications that their spending is being affected by the slow growth in disposable income. Indeed, wages and salaries grew less than 3% over the past year, barely keeping pace with inflation. A consumer-led weakening of the economy could lead to further Federal Reserve easing of monetary policy.
    It was the favorable low inflation environment that allowed the Federal Reserve to ease the Federal Funds rate twice in 1995. The inflation outlook can be easily seen in the retail sector, where consumers wait for deep discounts before buying. The retail sales outlook is bleak at best, most retailers having turned in sales numbers that were analogous to the weak 1991 season. A possible reason for this disappointment is the high debt load that consumers are carrying.
    One bright area of the economy has been exports. Because of the new competitiveness of American businesses abroad, the U.S. trade deficit continues to shrink. In September, the trade deficit with Japan narrowed for the sixth consecutive month. Exports, while a relatively small component of overall economic activity in this country, provide an important support for the job market.
MARKET ENVIRONMENT
    Fixed-income securities have enjoyed a dramatic bull market for the past
12 months. Current business sluggishness may result in further Fed easing, particularly if the Clinton Administration and Congress can arrive at a meaningful budget agreement. Of course, the prospect of a balanced Federal budget should be beneficial to the bond market because it means a reduction in the growth of government securities.
    Overall, we remain confident in our optimistic view of the bond market.
We are also cognizant, however, of the stimulatory effect an easing monetary policy could have, and are watchful for any signs of renewed inflationary pressures in the economy.
THE PORTFOLIO
    Since we were optimistic about the potential for declining interest rates, we positioned your Fund accordingly by extending the average maturity out towards, and for a brief time exceeding, three years. Because the Fund does not use derivatives or any speculative trading techniques, the average life positioning becomes critical to overall performance. Currently the average life is at 2.7 years, and should remain between 2.5-3.0 years for the foreseeable future. While this is not our most bullish stance, it does not mean we are no longer optimistic. Instead it indicates our awareness of the potential for disappointing market action. In 1996 there will be increased Treasury supply, and some uncertainty as to the ability of the market to absorb it. We feel it is prudent to target a more neutral stance, hence the targeting of an average portfolio maturity of 2.5-3.0 years.
    We have also increased our agency exposure. (The Fund does not use mortgages or mortgage products.) In the past, when agency paper cheapened in basis point spread to Treasuries, we added to our positions. As the fiscal year end approached for the dealer community, some inventory was sold to pare down the dealers' balance sheets. This caused the cheapening of securities that we were able to purchase for the Fund.
    Lastly, we shortened the Fund's portfolio by decreasing some of our shortest and more of our longest maturity exposure, and buying the securities in between. This structure should benefit from a steeper yield curve. We believe that the yield curve will continue to steepen in 1996.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus in managing your Fund. Our primary task - to earn as high a level of current income as is consistent with preservation of capital - continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Sincerely,

(Gerald E. Thunelius  Signature logo)

                              Gerald E. Thunelius
                              Portfolio Manager
December 21, 1995
New York, N.Y.


* Total return includes reinvestment of dividends and any capital gains paid. **Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.



DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND                 NOVEMBER 30, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
SHORT-INTERMEDIATE GOVERNMENT FUND AND THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-2.99 YEARS) INDEX


[Exhibit A
Dollars
$19,075
Dreyfus
Short-Intermediate
Government Fund
$18,675
Merrill Lynch
Governments,
U.S. Treasury,
Short-Term
(1-2.99 Years) Index*
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]


AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (4/6/87)
                             NOVEMBER 30, 1995              NOVEMBER 30, 1995              TO NOVEMBER 30, 1995
                             __________________             __________________           _________________________
                                  11.91%                           7.87%                             7.74%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Government Fund on 4/6/87 (Inception Date) to a $10,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities. The maximum remaining maturity of any instrument in the Fund's portfolio will not exceed three and one-half years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-2.99 years; issues in the Index must have par amounts outstanding greater than or equal to $25 million. The Index does not take into account charges, fees and other expenses. In past reports, the Fund has misidentified this Index as the Merrill Lynch Treasury Master Index - Short-Term. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.



DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF INVESTMENTS                                                                                     NOVEMBER 30, 1995
                                                                                                    PRINCIPAL
BONDS AND NOTES-99.3%                                                                               AMOUNT             VALUE
                                                                                                  ____________    ______________
U.S. GOVERNMENT AGENCIES-12.2%
Federal Home Loan Banks, Notes,
    5.84%, 6/22/1998........................................................                     $  10,000,000     $  10,070,310
Federal Home Loan Mortgage, Deb,:
    5.18%, 11/18/1998.......................................................                        20,000,000        19,690,240
    6.07%, 11/20/1998.......................................................                        10,000,000        10,031,100
Federal National Mortgage Association, Global Bonds,
    6 1/4%, 10/28/1998......................................................                        30,000,000        30,255,180
                                                                                                                  ______________
                                                                                                                      70,046,830
                                                                                                                  ______________
U.S. TREASURY NOTES-77.9%
    8 7/8%, 11/15/1997......................................................                         3,400,000         3,615,689
    8 1/4%, 7/15/1998.......................................................                        56,000,000        59,806,264
    5 1/4%, 7/31/1998.......................................................                        25,250,000        25,135,592
    9 1/4%, 8/15/1998.......................................................                        89,000,000        97,427,232
    4 3/4%, 9/30/1998.......................................................                        20,000,000        19,640,620
    4 3/4%, 10/31/1998......................................................                        25,000,000        24,527,350
    5 1/8%, 11/30/1998......................................................                        21,000,000        20,812,974
    5 1/8%, 12/31/1998......................................................                        37,300,000        36,961,988
    7%, 4/15/1999...........................................................                       102,800,000       107,506,287
    6 1/2%, 4/30/1999.......................................................                        49,700,000        51,253,125
                                                                                                                  ______________
                                                                                                                     446,687,121
                                                                                                                  ______________
U.S. TREASURY PRINCIPAL STRIPS-9.2%
    Zero Coupon,  11/15/1998................................................                        42,000,000        35,807,100
    Zero Coupon,  2/15/1999.................................................                        20,000,000        16,811,560
                                                                                                                  ______________
                                                                                                                      52,618,660
                                                                                                                  ==============
TOTAL BONDS AND NOTES
    (cost $562,350,262).....................................................                                        $569,352,611
                                                                                                                  ==============
SHORT-TERM INVESTMENT-.4%
REPURCHASE AGREEMENT;
Aubrey G. Lanston & Co., 5.85%
    Dated 11/30/1995, due 12/1/1995 in the amount of $2,572,418
    (fully collateralized by $2,615,000 U.S. Treasury Notes,
    4 1/4% due 5/15/1996, value $2,601,925)
    (cost $2,572,000).......................................................                    $    2,572,000     $   2,572,000
                                                                                                                  ==============
TOTAL INVESTMENTS
    (cost $564,922,262).....................................................                              99.7%     $571,924,611
                                                                                                     =========    ==============
CASH AND RECEIVABLES (NET)..................................................                                .3%     $  1,756,034
                                                                                                     =========    ==============


NET ASSETS  ...........................................................                                  100.0%     $573,680,645
                                                                                                     =========    ==============
See notes to financial statements.


DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                            NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value-See Note 1(b)
      (cost $564,922,262)-see statement.....................................                                        $571,924,611
    Cash....................................................................                                           1,538,162
    Interest receivable.....................................................                                           7,385,485
    Receivable for shares of Beneficial Interest subscribed.................                                             341,826
    Prepaid expenses........................................................                                              20,199
                                                                                                                  ______________
                                                                                                                     581,210,283
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $   320,302
    Payable for shares of Beneficial Interest redeemed......................                         7,066,465
    Accrued expenses........................................................                           142,871           7,529,638
________________                                                                                   ___________
NET ASSETS  ................................................................                                          $573,680,645
                                                                                                                  ================
REPRESENTED BY:
    Paid-in capital.........................................................                                          $597,738,822
    Accumulated net realized (loss) on investments..........................                                          (31,060,526)
    Accumulated gross unrealized appreciation on investments................                                             7,002,349
                                                                                                                  ________________
NET ASSETS at value applicable to 51,880,763 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                          $573,680,645
                                                                                                                  ================
NET ASSET VALUE, offering and redemption price per share
    ($573,680,645 / 51,880,763 shares)......................................                                                $11.06
                                                                                                                        ==========

See notes to financial statements.



DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF OPERATIONS                                                                              YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                           $38,665,217
    EXPENSES:
      Management fee-Note 2(a)..............................................                         $2,614,914
      Shareholder servicing costs-Note 2(b).................................                         1,088,848
      Custodian fees........................................................                            68,877
      Professional fees.....................................................                            51,691
      Trustees' fees and expenses-Note 2(c).................................                            47,158
      Registration fees.....................................................                            45,881
      Prospectus and shareholders' reports..................................                            22,669
      Miscellaneous.........................................................                             9,843
                                                                                                  ____________
          TOTAL EXPENSES....................................................                         3,949,881
      Less-reduction in management fee due to undertakings-Note 2(a)........                         475,393
                                                                                                 _____________
          NET EXPENSES......................................................                                             3,474,488
                                                                                                                   _______________
          INVESTMENT INCOME-NET.............................................                                            35,190,729
                                                                                                                    ______________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 3:
      Long transactions.....................................................                        $1,545,527
      Short sale transactions...............................................                           (73,931)
                                                                                                 _____________
          NET REALIZED GAIN.................................................                                             1,471,596
    Net unrealized appreciation on investments..............................                                            21,397,751
                                                                                                                    ______________
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                            22,869,347
                                                                                                                    ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $58,060,076
                                                                                                                   ==============
See notes to financial statements.



DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED NOVEMBER 30,
                                                                                       ___________________________________________
OPERATIONS:                                                                                  1994                        1995
                                                                                       _____________                ______________
    Investment income-net..................................................            $  37,163,216                $  35,190,729
    Net realized gain (loss) on investments................................              (32,303,079)                   1,471,596
    Net unrealized appreciation (depreciation) on investments for the year.               (8,196,511)                  21,397,751
                                                                                       _____________                ______________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......               (3,336,374)                  58,060,076
                                                                                       _____________                ______________
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net.............................................              (37,163,216)                 (35,190,729)
    From net realized gain on investments..................................               (2,638,189)                      __
    In excess of net realized gain on investments..........................                 (229,043)                      __
                                                                                       _____________                ______________
      TOTAL DIVIDENDS......................................................              (40,030,448)                 (35,190,729)
                                                                                       _____________                ______________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold..........................................              395,989,207                   239,557,933
    Dividends reinvested...................................................               33,895,545                    28,338,016
    Cost of shares redeemed................................................             (441,547,884)                (213,597,841)
                                                                                       _____________                ______________
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
          INTEREST TRANSACTIONS............................................              (11,663,132)                   54,298,108
                                                                                       _____________                ______________
          TOTAL INCREASE (DECREASE) IN NET ASSETS..........................              (55,029,954)                   77,167,455
NET ASSETS:
    Beginning of year......................................................              551,543,144                   496,513,190
                                                                                       _____________                ______________
    End of year............................................................            $ 496,513,190                 $ 573,680,645
                                                                                       =============                ==============

                                                                                          SHARES                         SHARES
                                                                                       _____________               ---------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................               35,750,303                    22,083,238
    Shares issued for dividends reinvested.................................                3,081,701                     2,610,421
    Shares redeemed........................................................              (40,031,369)                 (19,779,792)
                                                                                       _____________                ______________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING........................               (1,199,365)                    4,913,867
                                                                                       =============                ==============
See notes to financial statements.

 DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                               ___________________________________________________
PER SHARE DATA:                                                                  1991       1992      1993      1994       1995
                                                                               _________  ________  ________  ________  __________
    Net asset value, beginning of year...........                               $11.23     $11.71    $11.58    $11.45     $10.57
                                                                               _________  ________  ________  ________  __________
    INVESTMENT OPERATIONS:
    Investment income-net........................                                  .85        .82       .78       .76        .73
    Net realized and unrealized gain (loss) on investments                         .47        .09       .14      (.82)       .49
                                                                               _________  ________  ________  ________  __________
      TOTAL FROM INVESTMENT OPERATIONS...........                                 1.32        .91       .92      (.06)      1.22
                                                                               _________  ________  ________  ________  __________
    DISTRIBUTIONS:
    Dividends from investment income-net.........                                 (.84)      (.83)     (.78)     (.76)      (.73)
    Dividends from net realized gain on investments                               --         (.21)     (.27)     (.06)       --
                                                                               _________  ________  ________  ________  __________
      TOTAL DISTRIBUTIONS........................                                 (.84)     (1.04)    (1.05)     (.82)      (.73)
                                                                               _________  ________  ________  ________  __________
    Net asset value, end of year.................                               $11.71     $11.58    $11.45    $10.57     $11.06
                                                                               =========  ========  ========  ========  ==========
TOTAL INVESTMENT RETURN..........................                                12.25%      8.05%     8.29%     (.57%)    11.91%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                                  .49%       .35%      .40%      .47%       .66%
    Ratio of net investment income to average net assets                          7.41%      7.00%     6.75%     6.91%      6.73%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                                  .30%       .42%      .35%      .30%       .09%
    Portfolio Turnover Rate......................                               131.69%    225.52%   317.00%   695.60%    387.30%
    Net Assets, end of year (000's Omitted)......                             $144,215   $333,646  $551,543  $496,513   $573,681


See notes to financial statements.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $31,080,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. If not applied, $26,610,000 of the carryover expires in fiscal 2002 and $4,470,000 of the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed 1-1\2% of the average value of the Fund's net assets for any full fiscal year. However, the Manager had undertaken from December 1, 1994 through July 19, 1995 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken through November 30, 1996 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertakings, amounted to $475,393 for the year ended November 30, 1995.
    The Manager may modify the expense limitation percentages from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended November 30, 1995, the Fund was charged an aggregate of $654,879 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended November 30, 1995:



                                                                                             PURCHASES               SALES
                                                                                          ________________      ________________
Long transactions.......................................................                  $2,005,732,453         $1,882,970,659
Short sale transactions.................................................                      94,839,031             94,765,100
                                                                                          ________________      ________________
    Total...............................................................                  $2,100,571,484         $1,977,735,759
                                                                                          ================      ================

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value.
The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short posi-tion. At November 30, 1995, there were no securities sold short outstanding.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

(Ernst & Young LLP,  Signature)
New York, New York
January 2, 1996


IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 93.93% of the ordinary income dividends paid during its fiscal year ended November 30, 1995 as attributable to interest income from direct obligations of the United States government. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


(Dreyfus lion "d" logo)
DREYFUS SHORT-INTERMEDIATE
GOVERNMENT FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                           542AR9511
(Dreyfus Logo)
Short-Intermediate
Government
Fund
Annual Report
November 30, 1995